UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2023

CORMEDIX INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34673	20-5894890
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Connell Drive, Suite 4200 Berkeley Heights, NJ	07922
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 517-9500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2, below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	CRMD	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 12, 2023, upon mutual agreement between CorMedix Inc. (the “Company”) and Phoebe Mounts, Ph.D., Esq., the Company’s Executive Vice President, General Counsel and Corporate Secretary, the Board of Directors of the Company (the “Board”) approved the separation of employment of Dr. Mounts, effective December 31, 2023 (the “Termination Date”). Dr. Mounts will cease to hold the title of General Counsel and Corporate Secretary effective December 12, 2023. Until the Termination Date, Dr. Mounts will continue to serve as Executive Vice President and devote her time and attention to facilitating the transition of her duties and responsibilities. The Board concluded that the termination of Dr. Mounts’ employment constitutes a termination of employment by the Company without cause under the terms of Dr. Mounts’ Employment Agreement with the Company, dated March 19, 2019 (the “Employment Agreement”) (previously filed as Exhibit 10.1 to the Quarterly Report on Form 10-Q filed on May 13, 2019).

In connection with Dr. Mounts’ separation, Dr. Mounts will receive the severance payments and benefits described in the Employment Agreement with respect to a termination by the Company without cause if Dr. Mounts (i) signs and does not revoke a separation and release agreement (“Separation Agreement”) in accordance with its terms, (ii) cooperates with the Company in the transition of Dr. Mounts’ position, (iii) returns all Company property and confidential and proprietary information, and (iv) complies with the confidentiality, inventions, non-competition, non-solicitation and non-disparagement provisions of the Employment Agreement.

The foregoing description of the Separation Agreement is not complete and is qualified in its entirety by the terms and conditions of the final Separation Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORMEDIX INC.

Date: December 15, 2023	By:	/s/ Joseph Todisco
	Name:	Joseph Todisco
	Title:	Chief Executive Officer

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